ALGER GLOBAL GROWTH FUND

Supplement dated December 30, 2015 to the

Statement of Additional Information dated March 1, 2015

As Supplemented to Date

The following replaces the fourth paragraph under the heading “Disclosure of Portfolio Holdings” on page 15 of the Statement of Additional Information:

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

The following replaces the sixth paragraph under the heading “Disclosure of Portfolio Holdings” on page 15 of the Statement of Additional Information:

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Alger Family of Funds.  Such information will include, but not be limited to, relative weightings and characteristics of a Fund portfolio versus its peers or an index (such as P/E (or price to book) ratio, EPS forecasts, alpha, beta, capture ratio, standard deviation, Sharpe ratio, information ratio, R-squared, and market cap analysis),  security specific impact on overall portfolio performance, return on equity statistics, geographic analysis, number of holdings, month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature.  Please contact the Funds at (800) 992-3863 to obtain such information.

S-AGGFSAI 123015